SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2007

AMERICAN COMMUNITY BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-30517	56-2179531
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

4500 CAMERON VALLEY PARKWAY, SUITE 150, CHARLOTTE, NC 28211

(Address of principal executive offices)

Registrant’s telephone number, including area code (704) 225-8444

2593 WEST ROOSEVELT BOULEVARD, MONROE, NC 28111

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

On January 24, 2007, American Community Bancshares, Inc. (the “Registrant”) announced financial results for the fourth quarter and year ended December 31, 2006. For the fourth quarter of 2006, the Registrant reported unaudited earnings of $1,425,000 or earnings per share (diluted) of $0.20. For the fiscal year ended December 31, 2006, the Registrant reported unaudited earnings of $4,276,000 or earnings per share (diluted) of $0.60. A copy of the press release (the “Press Release”) announcing the Registrant’s results for the fourth quarter and fiscal year ended December 31, 2006, including a table of selected financial information, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in, or incorporated by reference into, this Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 OTHER EVENTS

On January 25, 2007, the Registrant announced that its Board of Directors approved a cash dividend of $0.05 per share to be paid on March 1, 2007 to shareholders of record on February 21, 2007. A copy of the press release announcing the cash dividend is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 24, 2007 regarding the Registrant’s results of operations for the fourth quarter and fiscal year ended December 31, 2006

99.2	Press Release dated January 25, 2007 regarding declaration of cash dividend

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY BANCSHARES, INC.

By:	/s/ Randy P. Helton
Randy P. Helton President and CEO

Dated: January 25, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated January 24, 2007

99.2	Press Release, dated January 25, 2007